UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 5, 2008
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.
February 5, 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) today gave an update on ongoing operations at the Manavi 12 well in Georgia following the acid fracturing stimulation completed on January 28, 2008.
Following the initial flow-back of treatment fluids from the Manavi 12 well after the successful acid fracture stimulation, it was planned to replace the 5 inch frac string required for the stimulation operation with 2 7/8 inch production tubing so as to enable a comprehensive well testing program to be undertaken. Attempts to set a blanking plug in the lower completion in the well, to isolate the reservoir interval, using coil tubing were abandoned following a mechanical failure of the injector head causing damage to the coil tubing and plug. A wireline logging unit is now being mobilised to Georgia from Azerbaijan and is expected on site at M12 tomorrow. Once the plug is properly set, the upper completion string will be changed over and the well will be prepared for testing. It is anticipated that this operation will take approximately 10 days after which production testing will resume.
As part of the testing program, a wireline-conveyed production logging tool will be run in the well to help locate fluid entry points to the well and provide downhole flow rate and pressure data during the test. This data will assist in the evaluation of well conditions and reservoir performance and help assess the overall potential of the well.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Copies of the Press Releases are attached hereto as Exhibit 99.1

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated February 5, 2008 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: February 8, 2008	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary